                                                                   EXHIBIT 10.35


APPROVED BY THE BOARD OF DIRECTORS
OF THE COMPANY ON OCTOBER 25, 2000



                         KHANTY MANSIYSK OIL CORPORATION
                              AMENDED AND RESTATED
                                 2000 STOCK PLAN

1.       PURPOSE

         The purpose of this Khanty Mansiysk Oil Corporation 2000 Stock Plan (the "Plan") is to advance the interests of Khanty Mansiysk Oil Corporation (the "Company") by enhancing the ability of the Company and its subsidiaries to attract and retain directors, employees, consultants and advisers who are in a position to make significant contributions to the success of the Company, to reward them for their contributions and to encourage them to take into account the long-term interests of the Company.

         The Plan provides for the award of (a) options ("Options") to purchase shares of the Company's common stock ("Stock"), (b) stock appreciation rights ("SARs") based on Stock and (c) Other Awards (as defined in Section 6(f) hereof). Options, SARs and Other Awards are referred to collectively herein as "Awards". Options granted pursuant to the Plan may be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any Option that is intended to qualify as an incentive stock option being referred to herein as an "Incentive Option"), or Options that are not Incentive Options, or both. Options granted pursuant to the Plan shall be presumed to be non-Incentive Options unless expressly designated as Incentive Options.

2.       ELIGIBILITY FOR AWARDS

         Persons eligible to receive Awards under the Plan shall be all directors, including directors who are not employees, of the Company and all executive officers, other employees, consultants and advisers of the Company and its subsidiaries who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries, and any trust in which any such officer, director or employee has more than fifty percent of the beneficial interest. Incentive Options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to Incentive Options. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. Persons selected for Awards under the Plan are referred to herein as "participants"; provided, that in the case of a trust, references in the Plan to the lifetime and death of the participant shall be deemed to refer to the beneficiary of the trust.


3.       ADMINISTRATION

         The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant Awards consisting of Options, SARs or Other Awards, or a combination thereof, to such participants as the Board may select; (b) to determine the time or times when Awards shall be granted and the number of shares of Stock subject to each Award; (c) to determine which Options are, and which Options are not, Incentive Options; (d) to determine the terms and conditions of each Award; (e) to prescribe the form or forms of any instruments evidencing Awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by the participant under an Award, to waive any condition or provision of an Award, and to amend or cancel any Award (and if an Award is canceled, to grant a new Award on such terms as the Board shall specify) except that the Board may not take any action with respect to an outstanding Award that would adversely affect the rights of the participant under such Award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 5(c).

         The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors and shall, unless the Board determines otherwise, satisfy the provisions of Section 162(m) of the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

4.       EFFECTIVE DATE AND TERM OF PLAN

         The Plan shall become effective on the date on which it is approved by the Board of Directors of the Company. Grants of Awards under the Plan may be made prior to that date (but contemporaneous with or after Board adoption of the Plan), subject to approval of the Plan by the Board of Directors of the Company. Any amendments to the Plan made following the date of any public offering of the Company's securities shall be approved in accordance with all applicable laws, including securities laws and regulations and the rules of any applicable exchange on which the Company's securities are listed.

         No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

5.       SHARES SUBJECT TO THE PLAN

         (a) NUMBER OF SHARES. Subject to adjustment as provided in Section 5(c), the aggregate number of shares of Stock that may be delivered upon the exercise of Awards granted under the Plan shall be up to a maximum amount determined by the Board, such amount not to exceed 15% of the authorized and issued shares of the Company calculated on a fully-diluted basis. If any Award granted under the

Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such Award was not exercised shall be available for future grants within the limits set forth in this Section 5(a).

         The maximum number of shares for which Awards may be granted to any individual over the life of the Plan shall be determined by the Board, subject to the over-all limits set forth in this Section 5(a) and as adjusted pursuant to Section 5(c) below. The per-individual limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under Section 162(m) of the Code.

         (b) SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

         (c) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock or other property subject to Awards then outstanding or subsequently granted under the Plan, the exercise price of such Awards, the number and kind of shares of Stock or other property that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

         The Board may also adjust the number and kind of shares of Stock or other property subject to Awards then outstanding or subsequently granted under the Plan, the exercise price of such Awards, the number and kind of shares of Stock or other property that may be delivered under the Plan, and other relevant provisions to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations, mergers, acquisitions or dispositions of stock or property or any other event if its is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of section 424(h) of the Code.

6.       TERMS AND CONDITIONS OF AWARDS.

         Except as otherwise provided in any applicable Award agreement, the following terms and conditions shall apply to Options and SARs granted pursuant to the Plan:

         (a) EXERCISE PRICE OF OPTIONS AND SARS. The exercise price of each Option or SAR shall be determined by the Board but in the case of an Incentive Option shall not be less than 100% (110%, in the case of an Incentive Option granted to a ten-percent shareholder) of the fair market value of the Stock at the time the Option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. Unless otherwise determined by the Board, "fair market value" shall mean the closing price of the Company's stock on the preceding trading day on which the Company's stock is traded and "ten-percent shareholder" shall mean any participant who at the time of grant owns directly, or by reason of the attribution rules set forth in
Section 424(d) of the Code, is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

         (b) DURATION OF OPTIONS AND SARS. Options and SARs shall be exercisable during such period or periods as the Board may specify. The latest date on which an Option or SAR may be exercised (the "Final Exercise Date") shall be the date that is ten years (five years, in the case of an Incentive Option granted to a "ten-percent shareholder" as defined in (a) above) from the date the Option or SAR was granted or such earlier date as the Board may specify at the time the Option or SAR is granted.

         (c)      EXERCISE OF OPTIONS AND SARS.

                  (1) Options and SARs shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an Option or an SAR not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the Option or SAR may be exercised.

                  (2) Options and SARs may be exercised only in writing. Written notice of exercise must be signed by the proper person and furnished to the Company, together with (i) such documents as the Board may require and
                           (ii) in the case of an Option, payment in full as specified below in Section 6(d) for the number of shares for which the Option is exercised.

                  (3) The delivery of Stock upon the exercise of an Option or an SAR shall be subject to compliance with (i) applicable federal and state laws and regulations,
                           (ii) if the outstanding Stock is at the time listed on any stock exchange, the listing requirements of such exchange, and (iii) Company counsel's approval of all other legal matters in connection with the issuance and delivery of such Stock. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Option or SAR, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

                  (4) In the case of an SAR or an Option that is not an Incentive Option, the Board shall have the right to require that the participant exercising the Option or SAR remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock or cash pursuant to the exercise of the Option or SAR. If permitted by the Board, either at the time of the grant of the Option or SAR or the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock (which in the case of Stock acquired from the Company, unless otherwise determined by the Board, shall have been owned by the participant for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

                           In the case of an Incentive Option, if at the time the Option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the Option agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

                  (5) If an Option or an SAR is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the Option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Option or SAR.

         (d) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased upon exercise of an Option under the Plan shall be paid for as follows:

         (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company; or

         (ii) if so permitted by the Board (which, in the case of an Incentive Option, shall specify the method of payment at the time of grant), (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, unless otherwise determined by the Board, shall have been held for at least six months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, (C) by requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price or
(D) by any combination of the permissible forms of payment.

         (e) STOCK APPRECIATION RIGHTS. The Board in its discretion may grant SARs either in tandem with or independent of Options awarded under the Plan. Except as hereinafter provided, each SAR shall entitle the participant to receive upon exercise, with respect to each share of Stock to which the SAR relates, the excess of (i) the share's value on the date of exercise over (ii) the share's fair market value on the date the SAR was granted. For purposes of clause (i), "value" shall mean fair market value; PROVIDED, that the Board may adjust such value to take into account dividends on the Stock. The amount payable to a participant upon exercise of an SAR shall be paid either in cash or in shares of Stock, as the

Board determines. Each SAR shall be exercisable during such period or periods and on such terms as the Board may specify. In no event, however, shall an SAR be exercisable after the date that is ten years from the date of grant.

         (f) OTHER AWARDS. Other forms of awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

         (g) RIGHTS AS SHAREHOLDER. A participant shall not have the rights of a shareholder with regard to Awards under the Plan except as to Stock actually received by the participant under the Plan.

         (h) NONTRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine, no Award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an Award may be exercised only by the participant.

         (i) DEATH. Unless otherwise determined by the Board, if a participant dies, each Option and SAR held by the participant immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by the participant's executor or administrator or by the person or persons to whom the Option or SAR is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period (or such longer or shorter period as the Board may determine) beginning with the date of the participant's death but in no event beyond the Final Exercise Date. Unless otherwise determined by the Board, all Options and SARs held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

         (j) TERMINATION OF SERVICE OTHER THAN BY DEATH. Unless otherwise determined by the Board, if an employee's employment with the Company and its subsidiaries terminates for any reason other than by death, all Options and SARs held by the employee (or by a trust of which the employee is the beneficiary) that are not then exercisable shall terminate. Unless otherwise determined by the Board, Options and SARs that are exercisable on the date employment terminates shall continue to be exercisable for a period of three months (or such longer or shorter period as the Board may determine, but in no event beyond the Final Exercise Date) unless the employee was discharged for cause (as determined by the Board). After completion of the post-termination exercise period, such Options and SARs shall terminate to the extent not previously exercised, expired or terminated. Unless otherwise determined by the Board, for purposes of this Section 6(j), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an Option or SAR in a transaction to which Section 424(a) of the Code applies.

         In the case of a participant who is not an employee (or a trust of which an employee is the beneficiary), provisions relating to the exercisability of Options and SARs following termination of service shall be specified in the Award. If not so specified, all Options and SARs held by such participant that are not then exercisable shall terminate upon termination of service. Unless otherwise determined by the Board, Options and SARs that are exercisable on the date the participant's service as director, consultant or adviser terminates shall continue to be exercisable for a period of three months (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the director, consultant or adviser was terminated for cause (as determined by the Board). Unless otherwise determined by the Board, after completion of the post-termination exercise period, such Options and SARs shall terminate to the extent not previously exercised, expired or terminated.

         (k) SUBSTITUTE AWARDS. The Board may grant Awards under the Plan in substitution for Awards held by directors, employees, consultants or advisers of another corporation who concurrently become directors, employees, consultants or advisers of the Company or a subsidiary of the Company as the result of a merger or consolidation of that corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company or a subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute Awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

7.       CHANGE IN CONTROL

         (a) The provisions of this Section 7 will apply to all Awards granted under the Plan unless otherwise specified by the Board in an Award agreement.

         (b) Upon a Change in Control, all Options, SARs and Other Awards shall become vested and exercisable, and all restrictions with respect thereto shall immediately lapse.

         (c) A "CHANGE IN CONTROL" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph
         (iii) below; or

                           (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                           (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation immediately following which the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or
         (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                           (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition to a company, at least a majority of the directors of which were directors of the Company immediately prior to such sale or disposition.

         (d) "BENEFICIAL OWNER" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

         (e) "PERSON" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

8.       EMPLOYMENT RIGHTS

         Neither the adoption of the Plan nor the grant of Awards shall confer upon any participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

9.       EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

         Neither adoption of the Plan nor the grant of Awards to a participant shall affect the Company's right to make Awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

         The Board may at any time discontinue granting Awards under the Plan. With the consent of the participant, the Board may at any time cancel an existing Award in whole or in part and grant another Award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding Award for the purpose of satisfying the requirements of
Section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to further grants of Awards, but no such amendment or termination shall adversely affect the rights of any participant (without the participant's consent) under any Award previously granted.

10.      GOVERNING LAW

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.